Exhibit 10.1

SEVENTH AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS SEVENTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of June 18, 2009 and effective as of the date on which all of the conditions set forth in Section 5 have been satisfied or waived by the Administrative Agent (the “Amendment Effective Date”), which amends that certain Second Amended and Restated Credit Agreement dated as of March 30, 2006, as amended by the First Amendment to Second Amended and Restated Credit Agreement dated as of May 2, 2006, the Second Amendment to Second Amended and Restated Credit Agreement dated as of October 25, 2006, the Third Amendment to Second Amended and Restated Credit Agreement dated as of November 29, 2006, the Fourth Amendment to Second Amended and Restated Credit Agreement dated as of March 1, 2007, the Fifth Amendment to Second Amended and Restated Credit Agreement dated as of May 7, 2007, and the Sixth Amendment to Second Amended and Restated Credit Agreement dated as of May 9, 2008, by and among VENOCO, INC., a Delaware corporation (the “Company”), the Guarantors, each of the Lenders party thereto, BANK OF MONTREAL, a Canadian chartered bank acting through certain of its U.S. branches or agencies, as Administrative Agent (in such capacity, the “Administrative Agent”), CREDIT SUISSE, CAYMAN ISLANDS BRANCH, and LEHMAN COMMERCIAL PAPER INC., as Co-Syndication Agents and FORTIS CAPITAL CORP., as Documentation Agent (as in effect immediately prior to the Amendment Effective Date, the “Credit Agreement”), is by and among the Company, the Guarantors, each of the Lenders party hereto and the Administrative Agent.

WHEREAS, the Company has requested that the Credit Agreement be amended to make certain changes to the Credit Agreement on the terms and conditions set forth in this Amendment; and

WHEREAS, the Supermajority Lenders have agreed to such amendments subject to the terms and conditions set forth in this Amendment.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

Section 1.               Defined Terms; Interpretation.

(a)           Capitalized terms used but not otherwise defined herein shall have the meanings assigned such terms in the Credit Agreement.

(b)           The rules of interpretation set forth in Section 1.2 of the Credit Agreement are incorporated in this Amendment as if set forth herein.

Section 2.               Borrowing Base.  The Lenders hereby approve a Borrowing Base of $125,000,000 as of the Amendment Effective Date.  Such determination shall constitute the current annual Borrowing Base determination for purposes of Section 2.6(b) of the Credit Agreement.

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Section 3.               Amendments.  The Credit Agreement is hereby amended as follows:

(a)           The definitions of “Base Rate” and “Pricing Grid” are hereby amended and restated to read in their entirety as follows:

“Base Rate” means, for any day and with respect to all Base Rate Loans, a fluctuating rate of interest per annum equal to the greatest of (a) the rate of interest most recently announced by Bank of Montreal at its Chicago, Illinois office as its “base rate” for Dollar advances made in the United States, (b) the Federal Funds Rate most recently determined by the Administrative Agent plus 1/2% (0.5%) per annum and (c) the LIBO Rate for a one-month Interest Period plus 1.5%.  The Base Rate is not necessarily intended to be the lowest rate of interest determined by Bank of Montreal or any Lender in connection with extensions of credit. Changes in the rate of interest on that portion of any Loans maintained as Base Rate Loans shall be effective from and including the effective date of such change in the Base Rate.  The Administrative Agent will give notice to the Borrower of changes in the Base Rate due to a change in the rate of interest described in clause (a) of this definition promptly upon receipt of notice of any such change from Bank of Montreal.

“Pricing Grid” means the annualized rates (stated in terms of basis points (“bps”)) set forth below, which shall be computed as of each day during the term hereof for the Applicable Margin (and Letter of Credit Rate) and Commitment Fee based upon the Utilization Percentage on such day as follows:

		Applicable Margin
Pricing Level	Utilization Percentage	Base Rate Loan (bps)	LIBO Rate Loan/Letter of Credit Rate (bps)	Commitment Fee (bps)
Level IV	90% or more	150.0	300.0	50.0

Level III	60% or more but less than 90%	125.0	275.0	50.0

Level II	30% or more but less than 60%	100.0	250.0	50.0

Level I	less than 30%	75.0	225.0	50.0

Section 4.               Amendment and Ratification.  Upon the effectiveness hereof as provided in Section 5 of this Amendment, this Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as modified hereby, is hereby ratified, approved and confirmed to be in full force and effect in each and every respect.  The execution, delivery and effectiveness of this Amendment shall neither operate as a waiver of any right, power or

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remedy of any Lender or any Agent, nor constitute a waiver of any provision of any of the Loan Documents.  All references to the Credit Agreement in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as amended hereby and as may be further amended, amended and restated, supplemented or otherwise modified from time to time pursuant to the terms thereof and the Intercreditor Agreement.

Section 5.               Conditions to Effectiveness.   The effectiveness of this Amendment is subject to the condition that the Administrative Agent shall have received all of the following, in form and substance satisfactory to the Administrative Agent and each Lender, and in sufficient copies for each Lender:

(a)           Amendment.  This Amendment, duly executed and delivered by each of the Company, the Guarantors and each Supermajority Lender.

(b)           Payment of Fees.  Evidence of payment by the Company of all accrued and unpaid fees, costs and expenses owed pursuant to the Credit Agreement or this Amendment, in each case to the extent then due and payable at the Amendment Effective Date, including any such costs, fees and expenses arising under or referenced in Sections 2.8 and 11.4 of the Credit Agreement.

(c)           Other Documents.  Such other approvals, opinions, documents or materials as the Administrative Agent or any Lender may reasonably request.

Section 6.               Representations and Warranties.  The Company and each Guarantor each hereby represent and warrant that, as of the date hereof and the Amendment Effective Date, after giving effect to this Amendment:

(a)           Bring-Down of Representations and Warranties.  The representations and warranties of the Company and each Guarantor contained in Article VI and Section 4.5(b) of the Credit Agreement are true and correct on and as of the Amendment Effective Date, as though made on and as of such date.

(b)           No Litigation.  No litigation is pending or threatened against the Company or any Subsidiary in which there is a reasonable probability of an adverse decision which would result in a Material Adverse Effect.

(c)           No Material Adverse Effect.  There has occurred no event or circumstance that has resulted or would reasonably be expected to result in a Material Adverse Effect since December 31, 2008.

(d)           No Default or Event of Default.  No event has occurred and is continuing which constitutes a Default, an Event of Default or both.

Section 7.               Governing Law.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

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Section 8.               Costs and Expenses.  The Company shall pay all reasonable costs and expenses incurred by the Administrative Agent or any other Agent, the Lenders or any of their Affiliates in connection with the development, preparation, administration and execution of this Amendment, including Attorney Costs incurred by any such Person with respect thereto.

Section 9.               Counterparts.  This Amendment may be executed in any number of separate counterparts, no one of which need be signed by all parties; each of which, when so executed, shall be deemed an original, and all of such counterparts taken together shall be deemed to constitute but one and the same instrument.  A fully executed counterpart of this Amendment by facsimile signatures or delivered in portable document format (.pdf) shall be binding upon the parties hereto.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Seventh Amendment to Second Amended and Restated Credit Agreement be duly executed and delivered by their respective duly authorized officers as of the date first set forth above, to be effective as of the Amendment Effective Date.

COMPANY:

VENOCO, INC.

By:	/s/ Timothy M. Marquez
Timothy M. Marquez
Chief Executive Officer

GUARANTORS:

WHITTIER PIPELINE CORPORATION

By:	/s/ Timothy M. Marquez
Timothy M. Marquez
President

TEXCAL ENERGY (LP) LLC

By:	VENOCO, INC., its Manager

By:	/s/ Timothy M. Marquez
Timothy M. Marquez
Chief Executive Officer

TEXCAL ENERGY (GP) LLC

By:	VENOCO, INC., its Manager

By:	/s/ Timothy M. Marquez
Timothy M. Marquez
Chief Executive Officer

Venoco Seventh Amendment Signature Page

GUARANTORS:

TEXCAL ENERGY SOUTH TEXAS L.P.

By:	TEXCAL ENERGY (GP) LLC, as general partner

By:	VENOCO, INC., its Manager

By:	/s/ Timothy M. Marquez
Timothy M. Marquez
Chief Executive Officer

CATCO ENERGY LLC

By:	VENOCO, INC., its Manager

By:	/s/ Timothy M. Marquez
Timothy M. Marquez
Chief Executive Officer

Address for Notice to the Company and the Guarantors:
Principal Place of Business and Chief Executive Office:

370 17th Street, Suite 2950 Denver, Colorado 80202-1370 Attention: Chief Financial Officer Facsimile No.: (303) 626-8315

Venoco Seventh Amendment Signature Page

ADMINISTRATIVE AGENT:

BANK OF MONTREAL, acting through its U.S. branches and agencies, including its Chicago, Illinois branch, as Administrative Agent and as a Lender

By:	/s/ Joseph A. Bliss
Joseph A. Bliss
Managing Director

LENDER:

BMO CAPITAL MARKETS FINANCING, INC.

By:	/s/ James V. Ducote
James V. Ducote
Director

CO-SYNDICATION AGENT AND A LENDER:

CREDIT SUISSE, CAYMAN ISLANDS BRANCH

By:	/s/ Vanessa Gomez
Name: Vanessa Gomez
Title: Director

By:	/s/ Mikhail Faybusovich
Name: Mikhail Faybusovich
Title: Vice President

Venoco Seventh Amendment Signature Page

DOCUMENTATION AGENT AND A LENDER:

FORTIS CAPITAL CORP.

By:	/s/ David Montgomery
Name: David Montgomery
Title: Director

By:	/s/ Darrell Holley
Name: Darrell Holley
Title: Managing Director

A LENDER:

AMEGY BANK NATIONAL ASSOCIATION

By:	/s/ Gregory J. Petruska
Name: Gregory J. Petruska
Title: Senior Vice President

A LENDER:

THE BANK OF NOVA SCOTIA

By:	/s/ David G. Mills
Name: David G. Mills
Title: Managing Director

A LENDER:

UNION BANK OF CALIFORNIA, N.A.

By:	/s/ Douglas Gale
Name: Douglas Gale
Title: Vice President

A LENDER:

BANK OF OKLAHOMA, NATIONAL ASSOCIATION

By:	/s/ Guy C. Evangelista
Name: Guy C. Evangelista
Title: Senior Vice President

Venoco Seventh Amendment Signature Page

A LENDER:

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Todd Coker
Name: Todd Coker
Title: Assistant Vice President

A LENDER:

RZB FINANCE LLC

By:	/s/ Shirley Ritch
Name: Shirley Ritch
Title: Vice President

By:	/s/ John A. Valiska
Name: John A. Valiska
Title: First Vice President

A LENDER:

THE ROYAL BANK OF SCOTLAND PLC

By:	/s/ David Slye
Name: David Slye
Title: Senior Vice President

Venoco Seventh Amendment Signature Page